UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2026

PROPANC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42806	33-0662986
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

302, 6 Butler Street

Camberwell, VIC, 3124 Australia

(Address of registrant’s principal executive office) (Zip code)

+61-03-9882-0780

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	PPCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 20, 2026, Dr. Julian Kenyon retired and stepped down from the Board of Directors (the “Board”) of Propanc Biopharma, Inc. (the “Company”) to focus on his personal and family life. Dr. Kenyon will remain a medical advisor to the Company. That same day, the Board filled the vacancy left by Dr. Kenyon and appointed Dr. Ralf Brant to serve on the Board until his removal or resignation.

Dr. Brandt is a pharmaceutical and oncology research executive with over thirty years of experience in drug discovery, oncology, angiogenesis, and pre-clinical development. He has held senior leadership roles including CEO and Founder of vivoPharm Pty Ltd and vivoPharm Global Pty Ltd, President Discovery at CGIX and VYANT Bio Inc., and executive positions at Novartis and Bionomics Ltd. Dr. Brandt has advanced more than 50 compounds to clinical studies by generating and presenting non-clinical data to client and/or regulatory bodies, holds five international patents, and authored 27 peer-reviewed publications and several book chapters. He is an expert in in-vivo and in-vitro pharmacology, cell biology, animal model development, GLP compliance, and translational research, and serves on several scientific advisory boards globally including Propanc Biopharma Inc. He earned his PhD in Biochemistry from the Max-Delbrück Center for Molecular Medicine, Berlin, and has received multiple awards including the prestigious Fogarty Fellowship (NIH, USA).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Director Agreement dated February 20, 2026 by and between Propanc Biopharma, Inc. and Dr. Ralf Brandt
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2026	PROPANC BIOPHARMA, INC.

	By:	/s/ James Nathanielsz
	Name:	James Nathanielsz
	Title:	Chief Executive Officer and Chief Financial Officer